UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 5, 2014

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, SD  57108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Meta Financial Group, Inc. (the “Company”), filed with the Securities and Exchange Commission on May 5, 2014 (the “Original Filing”) to correct a typographical error that was contained in the Original Filing in the first paragraph of Item 7.01 under the heading “Regulation FD Disclosure”. Capitalized terms used herein have the meaning ascribed to them in the Original Filing.

The Original Filing reported, among other things, that information being furnished in Exhibit 99.2 with respect to the Investor Update slide presentation includes selected financial and operational information through the first quarter of fiscal year 2014 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles (“GAAP”). This Amendment hereby corrects the above reference to the “first quarter of fiscal year 2014” to the “second quarter of fiscal year 2014”.

Except as specifically amended herein, the Original Filing remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer

Dated:  May 5, 2014